Waldorf Astoria Orlando Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort June 30, 2019 Second Quarter 2019 Supplemental Data Exhibit 99.2 Exhibit 99.2 Second Quarter 2019Supplemental DataJune 30, 2019Waldorf Astoria OrlandoParc 55 San Francisco, a Hilton HotelHilton Hawaiian Village Waikiki Beach Resort

About Park and Safe Harbor Disclosure About Park Hotels & Resorts Inc. Park (NYSE: PK) is the second largest publicly traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 48 premium-branded hotels and resorts with over 29,000 rooms, primarily located in prime U.S. markets with high barriers to entry. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated acquisitions and dispositions, the declaration and payment of future dividends, the expected timetable and likelihood for completing the proposed transaction involving Park and Chesapeake, statements about the benefits of the proposed transaction involving Park and Chesapeake and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements for various reasons, including risks associated with Park’s ability to consummate the proposed transaction with Chesapeake and the timing of the closing of the proposed transaction; and the availability of financing; as well as other risks and uncertainties detailed from time to time in Park’s filings with the SEC. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Pro-forma Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures. About Park and Safe Harbor DisclosureAbout Park Hotels & Resorts Inc.Park (NYSE: PK) is the second largest publicly traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 48 premium-branded hotels and resorts with over 29,000 rooms, primarily located in prime U.S. markets with high barriers to entry. Visit www.pkhotelsandresorts.com for more information.Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated acquisitions and dispositions, the declaration and payment of future dividends, the expected timetable and likelihood for completing the proposed transaction involving Park and Chesapeake, statements about the benefits of the proposed transaction involving Park and Chesapeake and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements for various reasons, including risks associated with Park’s ability to consummate the proposed transaction with Chesapeake and the timing of the closing of the proposed transaction; and the availability of financing; as well as other risks and uncertainties detailed from time to time in Park’s filings with the SEC. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Pro-forma Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

Financial Statements Supplementary Financial Information Guidance Portfolio and Operating Metrics Acquisitions and Dispositions Debt Summary Definitions Table of Contents 4 7 19 23 34 36 38 New York Hilton Midtown Hilton Waikoloa Village Waldorf Astoria Orlando Table of Contents 1.Financial Statements 4 2.Supplementary Financial Information 7 3.Guidance 19 4.Portfolio and Operating Metrics 23 5.Acquisitions and Dispositions 34 6.Debt Summary 36 7.Definitions 38 Waldorf Astoria Orlando Hilton Waikoloa Village New York Hilton Midtown

Financial Statements Casa Marina, a Waldorf Astoria Resort Hilton Chicago Parc 55 San Francisco – a Hilton Hotel Financial Statements Casa Marina, a Waldorf Astoria Resort Hilton Chicago Parc 55 San Francisco – a Hilton Hotel

Financial Statements Condensed Consolidated Balance Sheets (unaudited in millions, except share and per share data) March 31, 2019 December 31, 2018 ASSETS Property and equipment, net $7,944 $7,975 Investments in affiliates 49 50 Goodwill 607 607 Intangibles, net 2 27 Cash and cash equivalents 276 410 Restricted cash 14 15 Accounts receivable, net 172 153 Prepaid expenses 76 82 Other assets 42 44 Operating lease right-of-use asset 212 — TOTAL ASSETS $9,394 $9,363 LIABILITIES AND EQUITY Liabilities Debt $2,949 $2,948 Accounts payable and accrued expenses 162 183 Due to hotel manager 110 137 Due to Hilton Grand Vacations 135 135 Deferred income tax liabilities 41 42 Other liabilities 213 332 Operating lease liability 204 — Total liabilities $3,814 $3,777 Stockholders' Equity "Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 201,715,453 shares issued and 201,539,398 shares outstanding as of March 31, 2019 and 201,290,458 shares issued and 201,198,381 shares outstanding as of December 31, 2018" 2 2 Additional paid-in capital 3,588 3,589 Retained earnings 2,044 2,047 Accumulated other comprehensive loss (6) (6) Total stockholders' equity 5,628 5,632 Noncontrolling interests (48) (46) Total equity 5,580 5,586 TOTAL LIABILITIES AND EQUITY $9,394 $9,363 Condensed Consolidated Balance Sheets Financial Statements Financial Statements Condensed Consolidated Balance Sheets (unaudited in millions, except share and per share data) June 30,2019 December31,2018 ASSETS Property and equipment, net $7,764 $7,975 Investments in affiliates 52 50 Goodwill 607 607Intangibles, net 2 27 Cash and cash equivalents 310 410 Restricted cash 170 15 Accounts receivable, net 186 153 Prepaid expenses 88 82 Other assets 45 44 Operating lease right-of-use asset 207—TOTAL ASSETS $9,431 $9,363 LIABILITIES AND EQUITY Liabilities Debt $2,949 $2,948 Accounts payable and accrued expenses 208 183 Due to hotel manager 117 137 Due to Hilton Grand Vacations 135 135 Deferred income tax liabilities 42 42 Other liabilities 204 332 Operating lease liability 200—Total liabilities $3,855 $3,777 Stockholders' Equity "Common stock, par value $0.01 per share, 6,000,000,000 shares authorized,201,799,199 shares issued and 201,621,099 shares outstanding as of June 30,2019 and 201,290,458 shares issued and 201,198,381 shares outstanding as of December 31, 2018" 2 2 Additional paid-in capital 3,591 3,589 Retained earnings 2,034 2,047 Accumulated other comprehensive loss (5)(6) Total stockholders' equity 5,622 5,632 Noncontrolling interests (46)(46)Total equity 5,576 5,586 TOTAL LIABILITIES AND EQUITY $9,431 $9,363

Financial Statements (continued) Condensed Consolidated Statements of Operations Financial Statements (continued) Condensed Consolidated Statements of Operations Three Months Ended Six Months Ended(unaudited in millions, except per share data)June 30,June 30,2019 2018 2019 2018 Revenues Rooms $435 $451 $840 $869 Food and beverage 195 205 378 388 Ancillary hotel 54 58 107 108 Other 19 17 37 34 Total revenues 703 731 1,362 1,399 Operating expenses Rooms 113 112 220 224 Food and beverage 130 131 254 257 Other departmental and support 151 155 300 311 Other property-level 49 50 98 103 Management and franchise fees 36 39 69 72 Depreciation and amortization 61 69 123 139 Corporate general and administrative 22 15 39 31 Other 18 18 38 35 Total expenses 580 589 1,141 1,172 (Loss) gain on sales of assets, net(12)7 19 96 Operating income 111 149 240 323 Interest income 2 1 3 2 Interest expense (33) (31)(65) (62) Equity in earnings from investments in affiliates 10 8 15 12 Loss on foreign currency transactions — (4) — (3) Other (loss) gain, net (1) 108 — 108 Income before income taxes 89 231 193 380 Income tax expense (5) (13) (12) (13) Net income 84 218 181 367 Net income attributable to noncontrolling interests (2) (2) (3) (1) Net income attributable to stockholders $82 $216 $178 $366 Earnings per share: Earnings per share - Basic $0.40 $1.07 $0.88 $1.77 Earnings per share - Diluted $0.40 $1.07 $0.88 $1.77 Weighted average shares outstanding - Basic 201 200 201 205 Weighted average shares outstanding - Diluted 202 201 202 206

Supplementary Financial Information Juniper Hotel Cupertino, Curio Collection Hilton Boston Logan Airport The Reach, a Waldorf Astoria Resort Supplementary Financial Information Juniper Hotel Cupertino, Curio Collection Hilton Boston Logan Airport The Reach, a Waldorf Astoria Resort

Supplementary Financial Information EBITDA and Adjusted EBITDA (1)Included in other (loss) gain, net. Three Months Ended (unaudited, in millions) March 31, 2019 2018 Net income $97 $149 Depreciation and amortization expense 62 70 Interest income (1) (1) Interest expense 32 31 Income tax expense 7 — "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 5 7 EBITDA 202 256 Gain on sales of assets, net (31) (89) Gain on foreign currency transactions — (1) Transition expense — 2 Severance expense 1 — Share-based compensation expense 4 4 Other items — 2 Adjusted EBITDA $176 $174 EBITDA and Adjusted EBITDA Supplementary Financial Information Supplementary Financial Information EBITDA and Adjusted EBITDA Three Months Ended Six Months Ended (unaudited, in millions) June 30, June 30, 2019 2018 2019 2018 Net income $84 $218 $181 $367 Depreciation and amortization expense 61 69 123 139 Interest income (2) (1) (3) (2) Interest expense 33 31 65 62 Income tax expense 5 13 12 13 "Interest expense,income tax and depreciation and amortization included in equity in earnings from investments in affiliates"7 5 12 12 EBITDA 188 335 390 591 Loss (gain) on sales of assets, net 12(7)(19)(96) Gain on sale of investments in affiliates(1)—(108)—(108)Loss on foreign currency transactions — 4 — 3 Transition expense— — — 2 Transaction costs 7 — 7 — Severance expense 1 1 2 1 Share-based compensation expense 4 4 8 8 Other items (5) (1) (5) 1 Adjusted EBITDA $207 $228 $383 $402

Supplementary Financial Information (continued)

Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
Adjusted EBITDA	$ 207	$ 228	$ 383	$ 402
Less: Adjusted EBITDA from investments in affiliates	12	14	22	26
Less: All other[1]	(14)	(14)	(29)	(26)
Hotel Adjusted EBITDA	209	228	390	402
Less: Adjusted EBITDA from hotels disposed of	5	11	11	24
Less: Adjusted EBITDA from non-comparable hotels	(4)	5	(5)	4
Comparable Hotel Adjusted EBITDA	$ 208	$ 212	$ 384	$ 374

(1) Includes *other revenues* and *other expenses*, non-income taxes on TRS leases included in *other property-level expenses* and *corporate general and administrative* expenses in the condensed consolidated statement of operations.

	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
Total Revenues	$ 703	$ 731	$ 1,362	$ 1,399
Less: Other revenue	19	17	37	34
Less: Revenues from hotels disposed of	14	48	37	109
Less: Revenues from non-comparable hotels[1]	5	8	7	11
Comparable Hotel Revenues	$ 665	$ 658	$ 1,281	$ 1,245

(1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels.

	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Three Months Ended June 30, Change[1]	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018	Six Months Ended June 30, Change[1]
Comparable Hotel Revenues	$ 665	$ 658	1.1%	$ 1,281	$ 1,245	2.9%
Comparable Hotel Adjusted EBITDA	$ 208	$ 212	(1.8)%	$ 384	$ 374	2.9%
Comparable Hotel Adjusted EBITDA margin	31.3%	32.2%	(90) bps	30.0%	30.1%	(10) bps

(1) Percentages are calculated based on unrounded numbers.

9 |

PARK HOTELS & RESORTS

Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)	Three Months Ended June 30,		Six Months Ended June 30,	
	2019	2018	2019	2018
Net income attributable to stockholders	$ 82	$ 216	$ 178	$ 366
Depreciation and amortization expense	61	69	123	139
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(2)	(2)
Loss (gain) on sales of assets, net	12	(7)	(19)	(96)
Gain on sale of investments in affiliates[1]	—	(108)	—	(108)
Equity investment adjustments:				
Equity in earnings from investments in affiliates	(10)	(8)	(15)	(12)
Pro rata FFO of investments in affiliates	12	10	21	20
Nareit FFO attributable to stockholders	156	171	286	307
Loss on foreign currency transactions	—	4	—	3
Transition expense	—	—	—	2
Transaction costs	7	—	7	—
Severance expense	1	1	2	1
Share-based compensation expense	4	4	8	8
Other items	(4)	7	(3)	3
Adjusted FFO attributable to stockholders	$ 164	$ 187	$ 300	$ 324
Nareit FFO per share - Diluted[2]	$ 0.77	$ 0.85	$ 1.42	$ 1.49
Adjusted FFO per share - Diluted[2]	$ 0.81	$ 0.93	$ 1.49	$ 1.57
Weighted average shares outstanding - Diluted	202	201	202	206

(1) Included in *other (loss) gain, net*
(2) Per share amounts are calculated based on unrounded numbers and are calculated independently for each period presented.

10 |

PARK HOTELS & RESORTS

Supplementary Financial Information (continued)

Historical Comparable Hotel Metrics

The financial information below is for the 39 comparable hotels owned as of June 30, 2019.

(unaudited)	Three Months Ended September 30, 2018	Three Months Ended December 31, 2018	Three Months Ended March 31, 2019	Three Months Ended June 30, 2019	TTM [1] June 30, 2019	Full Year December 31, 2018
Comparable RevPAR	$180.17	$175.85	$179.03	$191.72	$181.68	$179.40
Comparable Occupancy	83.8%	79.7%	79.5%	86.6%	82.4%	82.1%
Comparable ADR	$215.13	$220.50	$225.16	$221.40	$220.47	$218.45
Comparable Hotel Revenues *(in millions)*	$583	$612	$616	$665	$2,476	$2,440
Comparable Hotel Adjusted EBITDA *(in millions)*	$163	$174	$176	$208	$721	$711
Comparable Hotel Adjusted EBITDA margin	28.0%	28.4%	28.6%	31.3%	29.1%	29.1%

(unaudited)	Three Months Ended September 30, 2017	Three Months Ended December 31, 2017	Three Months Ended March 31, 2018	Three Months Ended June 30, 2018	TTM [1] June 30, 2018	Full Year December 31, 2017
Comparable RevPAR	$176.74	$170.62	$171.32	$190.22	$173.26	$174.83
Comparable Occupancy	83.8%	79.5%	79.1%	85.9%	82.0%	81.9%
Comparable ADR	$210.82	$214.68	$216.62	$221.47	$211.38	$213.39
Comparable Hotel Revenues *(in millions)*	$583	$592	$586	$658	$2,419	$2,383
Comparable Hotel Adjusted EBITDA *(in millions)*	$165	$168	$162	$212	$707	$685
Comparable Hotel Adjusted EBITDA margin	28.3%	28.3%	27.6%	32.2%	29.2%	28.8%

(1) Trailing Twelve Months ("TTM")

11 |

PARK HOTELS & RESORTS

Historical Comparable Hotel Adjusted EBITDA – 2019 TTM Supplementary Financial Information (continued) Three Months Ended TTM Full Year(unaudited, dollars in millions)September 30,December 31, March 31, June 30,June 30,December 31, 201720172018201820182017Net income $105 $61 $149 $218 $533 $2,631 Depreciation & Amortization 74 71 70 69 284 288 Interest income (1) — (1) (1) (3) (2)Interest expense 32 31 31 31 125 124 Income tax benefit (44) (2) — 13 (33) (2,346)"Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 6 6 7 5 24 24 EBITDA 172 167 256 335 930 719 Gain on sales of assets, net — (1) (89) (7) (97) (1)Gain on sale of investments in affiliates(1) — — — (108) (108) — Gain on foreign currency transactions 1 — (1) 4 4 4 Transition expenses 3 4 2 — 9 9 Transaction expenses — 2 — — 2 2 Severance costs — 1 — 1 2 1 Share-based compensation expense 3 4 4 4 15 14 Casualty and impairment loss 2 24 — — 26 26 Other items 2 (21) 2 (1) (18) (17)Adjusted EBITDA 183 180 174 228 765 757 Less: EBITDA from hotels disposed of 11 9 2 — 22 33 Less: Adjusted EBITDA from investments in affiliates 11 10 12 14 47 45 Less: All other(2) (10) (12) (12) (14) (48) (46)Hotel Adjusted EBITDA 171 173 172 228 744 725 Less: Adjusted EBITDA from non-comparable hotels 9 7 13 13 42 44 Comparable Hotel Adjusted EBITDA $162 $166 $159 $215 $702 $681 The financial information below is for the 39 comparable hotels owned as of June 30, 2019. (1)Included in other (loss) gain, net in the condensed consolidated statement of operations. (2)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensedconsolidated statement of operations. Supplementary Financial Information (continued) Historical Comparable Hotel Adjusted EBITDA – 2019 TTM The financial information below is for the 39 comparable hotels owned as of June 30, 2019. (1) Included in other (loss) gain, net in the condensed consolidated statement of operations.(2) Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statement of operations.TTM Full Year (unaudited, dollars in millions) September 30,December 31, March 31, June 30,June 30, December 31, 2018 2018 2019 2019 2019 2018 Net income $55 $55 $97 $84 $291 $477 Depreciation and amortization expense 69 69 62 61 261 277 Interest income (2) (2) (1) (2) (7)(6) Interest expense 32 33 32 33 130 127 Income tax expense — 10 7 5 22 23 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 8 6 5 7 26 26 EBITDA 162 171 202 188 723 924 (Gain) loss on sales of assets, net(2) 2 (31) 12 (19) (96) Loss on sale of investments in affiliates(1) 1 — — — 1 (107) Loss (gain) on foreign currency transactions 1 (1) — — — 3 Transition expense 1 — — — 1 3 Transaction costs — 2 — 7 9 2 Severance expense 1 — 1 1 3 2 Share-based compensation expense 4 4 4 4 16 16Casualty gain and impairment loss, net (1) — — — (1) (1) Other items 1 6 — (5) 2 8 Adjusted EBITDA 168 184 176 207 735 754 Less: Adjusted EBITDA from investments in affiliates 10 9 10 12 41 45 Less: All other(2) (13) (13) (15) (14) (55) (52) Hotel Adjusted EBITDA 171 188 181 209 749 761 Less: Adjusted EBITDA from hotels disposed of 8 8 6 5 27 40 Less: Adjusted EBITDA from non-comparable hotels — 6 (1) (4) 1 10 Comparable Hotel Adjusted EBITDA $163 $174 $176 $208 $721 $711

Historical Comparable Hotel Revenues – 2019 TTM Supplementary Financial Information (continued) The financial information below is for the 39 comparable hotels owned as of June 30, 2019. (1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels. Supplementary Financial Information (continued) Historical Comparable Hotel Revenues – 2019 TTM The financial information below is for the 39 comparable hotels owned as of June 30, 2019.(1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels. TTM Full Year (unaudited, dollars in millions) September 30, December 31, March 31, June 30, June 30, December 31, 2018 2018 2019 20192019 2018 Total Revenues $652 $686 $659 $703 $2,700 $2,737 Less: Other revenue 19 19 18 19 75 72 Less: Revenues from hotels disposed of42 42 22 14 120 193 Less: Revenues from non-comparable hotels(1) 8 13 3 5 29 32 Comparable Hotel Revenues $583 $612 $616 $665 $2,476 $2,440

Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – 2018 TTM

The financial information below is for the 39 comparable hotels owned as of June 30, 2019.

(unaudited, dollars in millions)	Three Months Ended September 30, 2017	Three Months Ended December 31, 2017	Three Months Ended March 31, 2018	Three Months Ended June 30, 2018	TTM June 30, 2018	Full Year December 31, 2017
Net income	$ 105	$ 61	$ 149	$ 218	$ 533	$ 2,631
Depreciation and amortization expense	74	71	70	69	284	288
Interest income	(1)	—	(1)	(1)	(3)	(2)
Interest expense	32	31	31	31	125	124
Income tax (benefit) expense	(44)	(2)	—	13	(33)	(2,346)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	6	6	7	5	24	24
EBITDA	172	167	256	335	930	719
Gain on sales of assets, net	—	(1)	(89)	(7)	(97)	(1)
Gain on sale of investments in affiliates (1)	—	—	—	(108)	(108)	—
Loss (gain) on foreign currency transactions	1	—	(1)	4	4	4
Transition expense	3	4	2	—	9	9
Transaction costs	—	2	—	—	2	2
Severance expense	—	1	—	1	2	1
Share-based compensation expense	3	4	4	4	15	14
Casualty loss (gain) and impairment loss, net	2	24	—	—	26	26
Other items	2	(21)	2	(1)	(18)	(17)
Adjusted EBITDA	183	180	174	228	765	757
Less: Adjusted EBITDA from investments in affiliates	11	10	12	14	47	45
Less: All other (2)	(11)	(12)	(12)	(14)	(49)	(46)
Hotel Adjusted EBITDA	183	182	174	228	767	758
Less: Adjusted EBITDA from hotels disposed of	17	15	12	11	55	67
Less: Adjusted EBITDA from non-comparable hotels	1	(1)	—	5	5	6
Comparable Hotel Adjusted EBITDA	$ 165	$ 168	$ 162	$ 212	$ 707	$ 685

(1) Included in *other (loss) gain, net* in the condensed consolidated statement of operations.
(2) Includes *other revenues* and *other expenses*, non-income taxes on TRS leases included in *other property-level expenses* and *corporate general and administrative expenses* in the condensed consolidated statement of operations.

14 |

PARK HOTELS & RESORTS

Historical Comparable Hotel Revenues – 2018 TTM Supplementary Financial Information (continued) The financial information below is for the 39 comparable hotels owned as of June 30, 2019. (1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels. Supplementary Financial Information (continued) Historical Comparable Hotel Revenues – 2018 TTM The financial information below is for the 39 comparable hotels owned as of June 30, 2019.(1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels. TTM Full Year (unaudited, dollars in millions) September 30, December 31, March 31, June 30, June 30, December 31, 2017 2017 2018 20182018 2017 Total Revenues $688 $686 $668 $731 $2,773 $2,791 Less: Other revenue 18 17 17 17 69 64 Less: Revenues from hotels disposed of 76 75 62 48 260 299 Less: Revenues from non-comparable hotels(1) 11 2 3 8 25 45 Comparable Hotel Revenues $583 $592 $586 $658 $2,419 $2,383

General and Administrative Expenses Supplementary Financial Information (continued) Supplementary Financial Information (continued) General and Administrative Expenses (unaudited, in millions) Three Months Ended Six Months Ended June 30, June 30, 2019 2018 2019 2018 Corporate general and administrative expenses $22 $15 $39 $31 Less: Share-based compensation expense 4 4 8 8 Transition expense — — — 2 Transaction costs 7 — 7 — Severance expense — 1 1 1 G&A, excluding expenses not included in Adjusted EBITDA $11 $10 $23 $20

Supplementary Financial Information (continued) Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio (1) See slide 18 for Pro-forma TTM Adjusted EBITDA at June 30, 2019. Pro-forma TTM Adjusted EBITDA excludes results from the 13 hotels disposed of in 2018, 1 hotel returned to the ground lessor at the end of 2018 and 5 hotels disposed of in 2019. Supplementary Financial Information (continued) Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio (1) See slide 18 for Pro-forma TTM Adjusted EBITDA at June 30, 2019. Pro-forma TTM Adjusted EBITDA excludes results from the 13 hotels disposed of in 2018, 1 hotel returned to the ground lessor at the end of 2018 and 5 hotels disposed of in 2019. (unaudited, in millions) June 30, 2019 December 31, 2018 Debt $2,949 $2,948 Add: unamortized deferred financing costs 9 10 "Long-term debt, including current maturities and excluding unamortized deferred financing costs" 2,958 2,958 "Add: Park's share of nconsolidated affiliates debt, excluding unamortized deferred financing costs" 234 233 Less: cash and cash equivalents 310 410 Less: restricted cash 170 15 Net debt 2,712 $2,766 Pro-forma TTM Adjusted EBITDA(1) $708 $712 Net debt to Pro-forma Adjusted EBITDA ratio 3.8x 3.9x

Supplementary Financial Information (continued)

Pro-forma TTM Adjusted EBITDA

(unaudited, in millions)	Year Ended December 31, 2018	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018	TTM[1] June 30, 2019
Net income	$ 477	$ 181	$ 367	$ 291
Depreciation and amortization expense	277	123	139	261
Interest income	(6)	(3)	(2)	(7)
Interest expense	127	65	62	130
Income tax expense	23	12	13	22
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	26	12	12	26
EBITDA	924	390	591	723
Gain on sales of assets, net	(96)	(19)	(96)	(19)
Gain on sale of investments in affiliates [2]	(107)	—	(108)	1
Loss on foreign currency transactions	3	—	3	—
Transition expense	3	—	2	1
Transaction costs	2	7	—	9
Severance expense	2	2	1	3
Share-based compensation expense	16	8	8	16
Casualty (gain) loss and impairment loss, net	(1)	—	—	(1)
Other items	8	(5)	1	2
Adjusted EBITDA	754	383	402	735
Less: Adjusted EBITDA from hotels disposed of	40	11	24	27
Less: Adjusted EBITDA from investments in affiliates disposed of	2	—	2	—
Pro-forma Adjusted EBITDA	$ 712	$ 372	$ 376	$ 708

(1) TTM June 30, 2019 is calculated as year ended December 31, 2018 plus the six months ended June 30, 2019 less the six months ended June 30, 2018.
(2) Included in *other (loss) gain, net* in the condensed consolidated statement of operations.

18 |

PARK HOTELS & RESORTS

Guidance Hilton San Francisco Union Square Hilton Waikoloa Village Hilton Chicago Guidance Hilton San Francisco Union Square Hilton Waikoloa Village Hilton Chicago

Guidance 2019 Guidance and Assumptions General and administrative expenses are projected to be $44 million, excluding $15 million of non-cash share-based compensation expense, $7 million of transaction costs and $1 million of severance expense; Fully diluted weighted average shares are expected to be 201.9 million; Includes $8 million of Adjusted EBITDA from the Caribe Hilton representing a partial year of operations, for which Park expects to be covered by business interruption insurance resulting from the hotel being closed for a portion of 2019 following the damage caused by Hurricane Maria; and Excludes potential future acquisitions and dispositions, which could result in a material change to Park’s outlook. Guidance 2019 Guidance and Assumptions General and administrative expenses are projected to be $44 million, excluding $15 million of non-cash share-based compensation expense, $8 million of transaction costs and $1 million of severance expense; Fully diluted weighted average shares are expected to be 201.9 million; Includes $8 million of Adjusted EBITDA from the Caribe Hilton representing a partial year of operations, for which Park expects to be covered by business interruption insurance resulting from the hotel being closed for a portion of 2019 following the damage caused by Hurricane Maria; and Excludes potential future acquisitions and dispositions, which could result in a material change to Park’s outlook. (unaudited, dollars in millions, except per share amounts and Comparable RevPAR) "2019 Outlook as of July 31, 2019" "2019 Outlook as of May 6, 2019" Change at Midpoint Metric Low High Low High Comparable RevPAR Growth 2.0% 3.5%2.5% 4.5% -0.75% Comparable RevPAR $183 $186 $181 $184 $2 Net income $329 $353 $358 $386 $(31.0) Net income attributable to stockholders $322 $346 $350 $378 $(30.0) Diluted earnings per share $1.59 $1.71 $1.73 $1.87 $(0.15) Adjusted EBITDA $735 $760 $750 $780 $(17.5) Comparable Hotel Adjusted EBITDA margin change 0 50 bps 20 bps 80 bps (25) bps Adjusted FFO per share - Diluted $2.86 $2.98 $2.93 $3.07 $(0.08)

Guidance (continued) EBITDA and Adjusted EBITDA Guidance (continued) EBITDA and Adjusted EBITDA Year Ending (unaudited, in millions) December 31, 2019 Low CaseHigh Case Net income $329 $353 Depreciation and amortization expense 239 239 Interest income (6) (6) Interest expense 128 128 Income tax expense 14 15 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 23 23 EBITDA 727 752 Gain on sale of assets, net (19) (19)Transaction costs 7 7 Severance expense 2 2 Share-based compensation expense 15 15 Other items 2 2 Adjusted EBITDA $735 $760

Guidance (continued) Nareit FFO and Adjusted FFO (1) Per share amounts are calculated based on unrounded numbers. Guidance (continued) Nareit FFO and Adjusted FFO (1) Per share amounts are calculated based on unrounded numbers. Year Ending (unaudited, in millions except per share data) December 31, 2019 Low Case High Case Net income attributable to stockholders $322 $346 Depreciation and amortization expense 239 239 "Depreciation and amortization expense attributable to noncontrolling interests" (4) (4) Gain on sale of assets, net (19) (19) Equity investment adjustments: Equity in earnings from investments in affiliates (16) (17) Pro rata FFO of equity investments 28 29 Nareit FFO attributable to stockholders 550 574 Transaction costs 7 7 Severance expense 2 2 Share-based compensation expense 15 15 Other items 2 2 Adjusted FFO attributable to stockholders $577 $601 Adjusted FFO per share - Diluted(1) $2.86 $2.98 Weighted average diluted shares outstanding 201.9 201.9

Portfolio and Operating Metrics Hilton New Orleans Riverside Waldorf Astoria Orlando Golf Club Hilton Santa Barbara Beachfront Resort Portfolio and Operating Metrics Hilton Santa Barbara Beachfront Resort Hilton New Orleans Riverside Hilton New Orleans Airport

Portfolio and Operating Metrics Hotel Portfolio as of July 31, 2019 Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel. Classified as a non-comparable hotel in 2019. Portfolio and Operating Metrics Hotel Portfolio as of May 6, 2019 Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel. Classified as a non-comparable hotel in 2019. Hotel Name Rooms Market Meeting Space Ownership Equity Ownership "Debt (in millions)" Consolidated Domestic Portfolio  Hilton Hawaiian Village Waikiki Beach Resort 2,860 Hawaii 150,000 Fee Simple 100% $1,275  Hilton San Francisco Union Square 1,921 Northern CA 130,000 Fee Simple 100% $725 (1)  New York Hilton Midtown 1,878 New York 151,000 Fee Simple 100% —  Hilton New Orleans Riverside 1,622 New Orleans 130,000 Fee Simple 100% —  Hilton Chicago 1,544 Chicago 234,000 Fee Simple 100% —  Hilton Waikoloa Village 1,110 Hawaii 235,000 Fee Simple 100% —  Parc 55 San Francisco - a Hilton Hotel 1,024 Northern CA 30,000 Fee Simple 100% — (1)  Hilton Orlando Bonnet Creek 1,009 Florida 132,000 Fee Simple 100% —  DoubleTree Hotel Seattle Airport 850 Other U.S. 34,000 Leasehold 100% —  Hilton Orlando Lake Buena Vista 814 Florida 78,000 Leasehold 100% —  Caribe Hilton(2) 652 Other U.S. 65,000 Fee Simple 100% — DoubleTree Hotel Washington DC – Crystal City 627 Washington, D.C. 31,000 Fee Simple 100% —  Hilton Boston Logan Airport 604 Other U.S. 30,000 Leasehold 100% —  Hilton Miami Airport 508 Florida 32,000 Fee Simple 100% —  Hilton Atlanta Airport 507 Other U.S. 35,000 Fee Simple 100% —  DoubleTree Hotel San Jose 505 Northern CA 48,000 Fee Simple 100% —  Waldorf Astoria Orlando 502 Florida 42,000 Fee Simple 100% —  Hilton Salt Lake City Center 499 Other U.S. 24,000 Leasehold 100% —  DoubleTree Hotel Ontario Airport 482 Southern CA 27,000 Fee Simple 67% $30  Hilton McLean Tysons Corner 458 Washington, D.C. 27,000 Fee Simple 100% —  Hilton Seattle Airport & Conference Center 396 Other U.S. 40,000 Leasehold 100% — DoubleTree Hotel Spokane City Center 375 Other U.S. 21,000 Fee Simple 10% $12 Hilton Santa Barbara Beachfront Resort 360 Southern CA 40,000 Fee Simple 50% $165  Hilton Oakland Airport 360 Northern CA 16,000 Leasehold 100% —  Hilton New Orleans Airport 317 New Orleans 21,000 Fee Simple 100% —  Hilton Short Hills 314 Other U.S. 14,000 Fee Simple 100% — Casa Marina, A Waldorf Astoria Resort 311 Florida 23,000 Fee Simple 100% —  DoubleTree Hotel San Diego – Mission Valley 300 Southern CA 24,000 Leasehold 100% —  Embassy Suites Parsippany 274 Other U.S. 8,000 Fee Simple 100% —  Embassy Suites Kansas City Plaza 266 Other U.S. 11,000 Leasehold 100% — Embassy Suites Austin Downtown South Congress 262 Other U.S. 2,000 Leasehold 100% —  DoubleTree Hotel Sonoma Wine Country 245 Northern CA 50,000 Leasehold 100% — Juniper Hotel Cupertino, Curio Collection 224 Northern CA 5,000 Fee Simple 100% —  Hilton Chicago/Oak Brook Suites 211 Chicago 3,000 Fee Simple 100% — Embassy Suites Washington DC Georgetown 197 Washington, D.C. 1,000 Fee Simple 100% —  Embassy Suites Phoenix Airport 182 Other U.S. 5,000 Leasehold 100% —  Hilton Garden Inn LAX/El Segundo 162 Southern CA 3,000 Fee Simple 100% —  DoubleTree Hotel Durango 159 Other U.S. 6,000 Leasehold 100% —  The Reach, A Waldorf Astoria Resort 150 Florida 15,000 Fee Simple 100% —  Hampton Inn & Suites Memphis – Shady Grove 131 Other U.S. 1,000 Fee Simple 100% —  Hilton Garden Inn Chicago/Oak Brook Terrace 128 Chicago 2,000 Fee Simple 100% — Total Consolidated Domestic Portfolio 25,300 1,976,000 $2,207 Portfolio and Operating Metrics Hotel Portfolio as of July 31, 2019 (1) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel. (2) Classified as a non-comparable hotel in 2019. Hotel NameRooms Market "Meeting Space(square feet)" Ownership Equity Ownership "Debt(in millions)" Consolidated Domestic Portfolio Hilton Hawaiian Village Waikiki Beach Resort 2,860 Hawaii 150,000 Fee Simple 100%$1,275 Hilton San Francisco Union Square 1,921 Northern CA 130,000 Fee Simple100% $725 (1) New York Hilton Midtown 1,878 New York 151,000 Fee Simple 100% — Hilton New Orleans Riverside 1,622 New Orleans 130,000 Fee Simple 100% — Hilton Chicago 1,544 Chicago 234,000 Fee Simple 100% — Hilton Waikoloa Village 1,110 Hawaii235,000Fee Simple 100% — Parc 55 San Francisco - a Hilton Hotel 1,024 Northern CA 30,000 Fee Simple 100% — (1) Hilton Orlando Bonnet Creek 1,009 Florid 132,000Fee Simple 100% — DoubleTree Hotel Seattle Airport 850 Other U.S. 34,000 Leasehold 100% — Hilton Orlando Lake Buena Vista 814 Florida 78,000 Leasehold 100% — Caribe Hilton(2) 652 Other U.S. 65,000 Fee Simple 100% — DoubleTree Hotel Washington DC – Crystal City 627 Washington, D.C. 31,000 Fee Simple 100% — Hilton Boston Logan Airport 604 Other U.S. 30,000 Leasehold 100% — Hilton Miami Airport 508 Florida 32,000 Fee Simple 100% — DoubleTree Hotel San Jose 505 Northern CA 48,000Fee Simple 100% — Waldorf Astoria Orlando 502 Florida 42,000 Fee Simple 100% — Hilton Salt Lake City Center 499 Other U.S. 24,000 Leasehold 100% — DoubleTree Hotel Ontario Airport 482 Southern CA 27,000 Fee Simple 67% $30 Hilton McLean Tysons Corner 458 Washington, D.C. 27,000 Fee Simple 100% — Hilton Seattle Airport & Conference Center 396 Other U.S. 40,000 Leasehold 100% — DoubleTree Hotel Spokane City Center 375 Other U.S. 21,000 Fee Simple 10% $12 Hilton Santa Barbara Beachfront Resort 360 Southern CA 40,000Fee Simple 50% $165 Hilton Oakland Airport 360 Northern CA 16,000 Leasehold 100% — Hilton Short Hills 314 Other U.S. 14,000 Fee Simple 100% — Casa Marina, A Waldorf Astoria Resort 311 Florida 23,000 Fee Simple 100% — DoubleTree Hotel San Diego – Mission Valley 300 Southern CA 24,000 Leasehold 100% — Embassy Suites Kansas City Plaza 266 Other U.S. 11,000 Leasehold 100% — Embassy Suites Austin Downtown South Congress 262 Other U.S. 2,000 Leasehold 100% — DoubleTree Hotel Sonoma Wine Country 245 Northern CA 50,000Leasehold 100% — Juniper Hotel Cupertino, Curio Collection 224 Northern CA 5,000 Fee Simple 100% — Hilton Chicago/Oak Brook Suites 211 Chicago 3,000 Fee Simple 100% — Embassy Suites Washington DC Georgetown 197 Washington, D.C. 1,000 Fee Simple 100% — Embassy Suites Phoenix Airport 182 Other U.S. 5,000 Leasehold 100% — Hilton Garden Inn LAX/El Segundo 162 Southern CA 3,000 Fee Simple 100% —DoubleTree Hotel Durango 159 Other U.S. 6,000 Leasehold 100% — The Reach, A Waldorf Astoria Resort 150 Florida 15,000 Fee Simple 100% — Hampton Inn & Suites Memphis – Shady Grove 131 Other U.S. 1,000 Fee Simple 100% — Hilton Garden Inn Chicago/Oak Brook Terrace 128 Chicago 2,000 Fee Simple 100% — Total Consolidated Domestic Portfolio 24,202 1,912,000 $2,207

Portfolio and Operating Metrics (continued)

Hotel Portfolio as of July 31, 2019

Hotel Name	Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt[1] (in millions)
Consolidated International Portfolio						
Hilton São Paulo Morumbi	503	International	15,000	Fee Simple	100%	—
Hilton Sheffield Hotel	128	International	12,000	Leasehold	100%	—
Total Consolidated International Portfolio	631		27,000			—
Total Consolidated Portfolio (40 Hotels)	24,833		1,939,000			$2,207
Unconsolidated Joint Venture Portfolio						
Hilton Orlando	1,424	Florida	236,000	Fee Simple	20%	$95
Hilton San Diego Bayfront	1,190	Southern CA	165,000	Leasehold	25%	$55
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$25
Hilton La Jolla Torrey Pines	394	Southern CA	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Washington, D.C.	7,000	Fee Simple	50%	$26
Embassy Suites Secaucus Meadowlands	261	Other U.S.	1,000	Leasehold	50%	—
DoubleTree Hotel Las Vegas Airport	190	Other U.S.	3,000	Fee Simple	50%	—
Conrad Dublin	192	International	13,000	Fee Simple	48%	$9
Total Unconsolidated Joint Venture Portfolio	4,489		496,000			$234
TOTAL PARK HOTELS & RESORTS PORTFOLIO (48 Hotels)	29,322		2,435,000			2,441

(1) Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

25 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Comparable Hotels By Market: Q2 2019 vs. Q2 2018

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	2Q19	2Q18[1]	Change[2]	2Q19	2Q18	Change	2Q19	2Q18[1]	Change[2]
Hawaii	2	3,970	$246.94	$248.10	(0.5)%	89.4%	87.6%	1.8% pts	$220.74	$217.32	1.6%
Northern California	6	4,279	252.21	245.96	2.5	90.4	90.3	0.1	227.99	222.07	2.7
Florida	6	3,294	210.99	209.78	0.6	82.6	82.2	0.4	174.26	172.52	1.0
Other	11	4,038	178.95	180.50	(0.9)	82.4	82.6	(0.2)	147.44	149.01	(1.1)
New Orleans	1	1,622	190.32	197.22	(3.5)	80.3	81.8	(1.5)	152.75	161.25	(5.3)
Chicago	3	1,883	201.25	212.12	(5.1)	87.6	84.8	2.8	176.27	179.89	(2.0)
New York	1	1,878	290.13	302.19	(4.0)	94.5	92.3	2.2	274.14	278.99	(1.7)
Southern California	4	1,304	183.15	170.81	7.2	88.7	85.0	3.7	162.46	145.13	11.9
Washington, D.C.	3	1,282	204.73	202.24	1.2	87.5	89.4	(1.9)	179.18	180.78	(0.9)
Total Domestic	**37**	**23,550**	**$222.65**	**$223.16**	**(0.2)%**	**86.9%**	**86.2%**	**0.7% pts**	**$193.52**	**$192.31**	**0.6%**
Total International	2	631	$166.99	$149.35	11.8	74.7%	75.2%	(0.5)%	$124.74	$112.35	11.0%
All Markets	**39**	**24,181**	**$221.40**	**$221.47**	**(0.0)%**	**86.6%**	**85.9%**	**0.7%**	**$191.72**	**$190.22**	**0.8%**

(1) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2) Calculated based on unrounded numbers.

26 |
PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Comparable Hotels By Market: Q2 2019 vs. Q2 2018

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	2Q19	2Q18[1]	Change[2]	2Q19	2Q18[1]	Change[2]	2Q19	2Q18[1]	Change
Hawaii	2	3,970	$51	$48	6.4%	$140	$131	7.0%	36.4%	36.6%	(20) bps
Northern California	6	4,279	34	37	(6.2)	118	118	0.1	29.3	31.3	(200)
Florida	6	3,294	33	35	(5.0)	99	100	(0.7)	33.2	34.7	(150)
Other	11	4,038	19	20	(6.1)	72	71	0.4	25.3	27.1	(180)
New Orleans	1	1,622	15	17	(10.8)	38	39	(3.3)	39.6	42.9	(330)
Chicago	3	1,883	15	15	(0.4)	49	50	(1.2)	31.5	31.2	30
New York	1	1,878	18	20	(11.6)	81	83	(4.0)	22.5	24.4	(190)
Southern California	4	1,304	10	8	28.0	29	26	11.3	34.9	30.4	450
Washington, D.C.	3	1,282	10	10	(1.5)	29	30	(1.0)	34.1	34.3	(20)
Total Domestic	**37**	**23,550**	**$205**	**$210**	**(2.1)%**	**$655**	**$648**	**1.0%**	**31.4%**	**32.3%**	**(90) bps**
Total International	2	631	$3	$2	26.2%	$10	$10	9.1%	24.5%	21.2%	330 bps
All Markets	**39**	**24,181**	**$208**	**$212**	**(1.8)%**	**$665**	**$658**	**1.1%**	**31.3%**	**32.2%**	**(90) bps**

(1) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2) Calculated based on unrounded numbers.

27 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Comparable Hotels By Market: Q2 YTD 2019 vs. Q2 YTD 2018

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	2019	2018[1]	Change[2]	2019	2018	Change	2019	2018[1]	Change[2]
Hawaii	2	3,970	$251.59	$250.88	0.3%	89.7%	89.8%	(0.1)% pts	$225.74	$225.35	0.2%
Northern California	6	4,279	268.39	247.89	8.3	87.2	85.8	1.4	234.13	212.73	10.1
Florida	6	3,294	236.42	235.66	0.3	84.7	84.3	0.4	200.19	198.70	0.8
Other	11	4,038	170.52	168.80	1.0	78.6	79.3	(0.7)	134.05	133.89	0.1
New Orleans	1	1,622	202.91	203.59	(0.3)	78.2	79.3	(1.1)	158.62	161.34	(1.7)
Chicago	3	1,883	174.23	178.27	(2.3)	72.5	72.9	(0.4)	126.26	129.97	(2.8)
New York	1	1,878	262.58	276.10	(4.9)	86.8	83.8	3.0	228.01	231.58	(1.5)
Southern California	4	1,304	176.56	164.76	7.2	87.1	81.1	6.0	153.74	133.57	15.1
Washington, D.C.	3	1,282	190.79	190.63	0.1	77.2	77.9	(0.7)	147.29	148.53	(0.8)
Total Domestic	**37**	**23,550**	**$224.53**	**$220.77**	**1.7%**	**83.4%**	**82.6%**	**0.8% pts**	**$187.32**	**$182.88**	**2.4%**
Total International	2	631	$163.24	$148.24	10.1%	69.9%	70.2%	(0.3)% pts	$114.16	$104.16	9.6%
All Markets	**39**	**24,181**	**$223.19**	**$219.16**	**1.8%**	**83.1%**	**82.5%**	**0.6% pts**	**$185.41**	**$180.83**	**2.5%**

(1) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2) Calculated based on unrounded numbers.

28 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Comparable Hotels By Market: Q2 YTD 2019 vs. Q2 YTD 2018

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	2019	2018[1]	Change[2]	2019	2018[1]	Change[2]	2019	2018[1]	Change
Hawaii	2	3,970	$102	$99	2.7%	$280	$267	4.6%	36.5%	37.2%	(70) bps
Northern California	6	4,279	74	66	12.0	240	225	7.1	30.9	29.6	130
Florida	6	3,294	84	84	(0.3)	222	217	2.0	37.7	38.6	(90)
Other	11	4,038	27	29	(0.7)	130	130	0.8	21.6	21.9	(30)
New Orleans	1	1,622	33	33	0.1	80	80	0.3	41.0	41.1	(10)
Chicago	3	1,883	13	14	(7.8)	73	75	(0.6)	17.2	18.5	(130)
New York	1	1,878	16	20	(22.3)	132	137	(3.4)	12.0	14.9	(290)
Southern California	4	1,304	18	13	47.1	56	47	17.7	32.6	26.1	650
Washington, D.C.	3	1,282	13	13	(1.9)	49	49	(0.4)	26.4	26.8	(40)
Total Domestic	**37**	**23,550**	**$380**	**$371**	**2.7%**	**$1,262**	**$1,227**	**3.0%**	**30.1%**	**30.2%**	**(10) bps**
Total International	2	631	$4	$3	18.2%	$19	$18	9.1%	20.1%	18.6%	150 bps
All Markets	**39**	**24,181**	**$384**	**$374**	**2.9%**	**$1,281**	**$1,245**	**2.9%**	**30.0%**	**30.1%**	**(10) bps**

(1) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2) Calculated based on unrounded numbers.

29 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Top 10 Assets: Q2 2019 vs. Q2 2018

	(unaudited)	ADR			Occupancy			RevPAR		
		2Q19	2Q18[1]	Change[2]	2Q19	2Q18	Change	2Q19	2Q18[1]	Change[2]
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$258.73	$254.09	1.8%	93.9%	94.8%	(0.9)% pts	$242.92	$240.93	0.8%
2	Hilton San Francisco Union Square	267.16	261.12	2.3	92.4	89.3	3.1	246.84	233.24	5.8
3	Parc 55 San Francisco - a Hilton Hotel	269.99	260.09	3.8	91.8	93.3	(1.5)	247.87	242.62	2.2
4	New York Hilton Midtown	290.13	302.19	(4.0)	94.5	92.3	2.2	274.14	278.99	(1.7)
5	Hilton Orlando Bonnet Creek	183.38	186.87	(1.9)	80.3	79.4	0.9	147.19	148.40	(0.8)
6	Waldorf Astoria Orlando	280.24	274.97	1.9	79.4	76.2	3.2	222.64	209.76	6.1
7	Hilton New Orleans Riverside	190.32	197.22	(3.5)	80.3	81.8	(1.5)	152.75	161.25	(5.3)
8	Hilton Chicago	218.48	231.50	(5.6)	88.2	84.4	3.8	192.77	195.53	(1.4)
9	Casa Marina, A Waldorf Astoria Resort	375.70	377.99	(0.6)	84.9	79.4	5.5	318.79	300.09	6.2
10	Hilton Waikoloa Village	210.28	226.87	(7.3)	77.8	69.0	8.8	163.58	156.49	4.5
	Sub-total Top 10 Hotels	**$248.38**	**$250.76**	**(0.9)%**	**88.3%**	**86.6%**	**1.7% pts**	**$219.43**	**$217.33**	**1.0%**
	Top 11-25 Comparable Hotels	**$203.13**	**$199.33**	**1.9%**	**83.8%**	**85.0%**	**(1.2)% pts**	**$170.28**	**$169.47**	**0.5%**
	All Other Comparable Hotels	**$152.23**	**$152.26**	**(0.0)%**	**85.0%**	**84.6%**	**0.4% pts**	**$129.45**	**$128.79**	**0.5%**
	Non-Comparable Hotels[3]	$143.39	$159.67	(10.2)%	60.5%	63.1%	(2.6)% pts	$86.81	$100.73	(13.8)%
	Total Consolidated Portfolio	**$217.81**	**$215.65**	**1.0%**	**84.9%**	**83.1%**	**1.8% pts**	**$184.96**	**$179.12**	**3.3%**

(1) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2) Calculated based on unrounded numbers.
(3) Includes the Caribe Hilton and assets disposed of in 2018 and 2019.

30 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Top 10 Assets: Q2 2019 vs. Q2 2018

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		2Q19	2Q18[(1)]	Change[(2)]	2Q19	2Q18[(1)]	Change[(2)]	2Q19	2Q18[(1)]	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$41	$40	4.5%	$104	$100	4.6%	39.8%	39.8%	0 bps
2	Hilton San Francisco Union Square	18	19	(2.1)	62	60	2.5	29.5	30.9	(140)
3	Parc 55 San Francisco - a Hilton Hotel	9	9	(2.7)	27	27	0.1	32.1	33.0	(90)
4	New York Hilton Midtown	18	21	(11.6)	80	84	(4.0)	22.5	24.4	(190)
5	Hilton Orlando Bonnet Creek	12	14	(13.4)	32	35	(8.0)	37.5	39.8	(230)
6	Waldorf Astoria Orlando	5	4	13.9	20	18	7.4	25.6	24.1	150
7	Hilton New Orleans Riverside	15	17	(10.8)	38	39	(3.3)	39.6	42.9	(330)
8	Hilton Chicago	14	14	0.6	45	45	(0.7)	31.7	31.3	40
9	Casa Marina, A Waldorf Astoria Resort	5	5	2.6	14	13	6.8	37.9	39.4	(150)
10	Hilton Waikoloa Village	10	8	15.3	36	32	14.5	26.7	26.5	20
	Sub-total Top 10 Hotels	**$147**	**$151**	**(1.8)%**	**$458**	**$453**	**1.1%**	**32.2%**	**33.2%**	**(100) bps**
	Top 11-25 Comparable Hotels	**$46**	**$46**	**(0.7)%**	**$146**	**$144**	**1.0%**	**31.2%**	**31.7%**	**(50) bps**
	All Other Comparable Hotels	**$15**	**$15**	**(4.6)%**	**$61**	**$61**	**0.9%**	**24.1%**	**25.5%**	**(140) bps**
	Non-Comparable Hotels[(3)]	$1	$16	(95.6)%	$19	$56	(65.2)%	3.9%	30.3%	NM[(4)] bps
	Total Consolidated Portfolio	**$209**	**$228**	**(8.5)%**	**$684**	**$714**	**(3.9)%**	**30.5%**	**31.9%**	**(140) bps**

(1) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2) Calculated based on unrounded numbers.
(3) Includes the Caribe Hilton and assets disposed of in 2018 and 2019.
(4) Percentage change is not meaningful.

31 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Top 10 Assets: Q2 YTD 2019 vs. Q2 YTD 2018

	(unaudited)	ADR			Occupancy			RevPAR		
		2019	2018[1]	Change[2]	2019	2018	Change	2019	2018[1]	Change[2]
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$260.00	$255.43	1.8%	93.2%	94.3%	(1.1)% pts	$242.41	$240.84	0.6%
2	Hilton San Francisco Union Square	292.98	268.23	9.2	88.7	83.8	4.9	259.90	224.70	15.7
3	Parc 55 San Francisco - a Hilton Hotel	289.56	262.71	10.2	89.7	89.6	0.1	259.85	235.43	10.4
4	New York Hilton Midtown	262.58	276.10	(4.9)	86.8	83.8	3.0	228.01	231.58	(1.5)
5	Hilton Orlando Bonnet Creek	204.45	205.12	(0.3)	82.8	81.0	1.8	169.32	166.18	1.9
6	Waldorf Astoria Orlando	308.08	312.81	(1.5)	78.9	78.4	0.5	242.97	245.11	(0.9)
7	Hilton New Orleans Riverside	202.91	203.59	(0.3)	78.2	79.3	(1.1)	158.62	161.34	(1.7)
8	Hilton Chicago	188.10	192.81	(2.4)	71.6	71.7	(0.1)	134.65	138.25	(2.6)
9	Casa Marina, A Waldorf Astoria Resort	427.78	418.20	2.3	88.2	84.2	4.0	377.10	352.09	7.1
10	Hilton Waikoloa Village	226.56	236.74	(4.3)	80.7	78.3	2.4	182.80	185.42	(1.4)
	Sub-total Top 10 Hotels	**$253.53**	**$249.51**	**1.6%**	**84.9%**	**83.7%**	**1.2% pts**	**$215.15**	**$208.81**	**3.0%**
	Top 11-25 Comparable Hotels	**$198.79**	**$193.48**	**2.7%**	**80.4%**	**81.2%**	**(0.8)% pts**	**$159.74**	**$157.32**	**1.5%**
	All Other Comparable Hotels	**$151.30**	**$150.47**	**0.6%**	**81.3%**	**80.3%**	**1.0% pts**	**$123.00**	**$120.86**	**1.8%**
	Non-Comparable Hotels[3]	$150.37	$155.61	(3.4)%	55.7%	64.1%	(8.4)% pts	$83.80	$99.75	(16.0)%
	Total Consolidated Portfolio	**$219.55**	**$211.61**	**3.8%**	**81.1%**	**79.8%**	**1.3% pts**	**$178.03**	**$168.83**	**5.4%**

(1) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2) Calculated based on unrounded numbers.
(3) Includes the Caribe Hilton and assets disposed of in 2018 and 2019.

32 |
PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Top 10 Assets: Q2 YTD 2019 vs. Q2 YTD 2018

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		2019	2018[1]	Change[2]	2019	2018[1]	Change[2]	2019	2018[1]	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$80	$77	4.0%	$204	$195	4.4%	39.3%	39.5%	(20) bps
2	Hilton San Francisco Union Square	41	34	22.2	128	114	11.8	32.1	29.4	270
3	Parc 55 San Francisco - a Hilton Hotel	19	17	10.4	55	52	6.9	33.6	32.5	110
4	New York Hilton Midtown	16	20	(22.3)	132	137	(3.4)	12.0	14.9	(290)
5	Hilton Orlando Bonnet Creek	30	30	(1.2)	74	73	0.6	40.4	41.1	(70)
6	Waldorf Astoria Orlando	14	13	3.2	43	42	3.1	31.8	31.7	10
7	Hilton New Orleans Riverside	33	33	0.1	80	80	0.3	41.0	41.1	(10)
8	Hilton Chicago	11	12	(6.3)	67	67	(0.1)	16.5	17.6	(110)
9	Casa Marina, A Waldorf Astoria Resort	13	13	0.2	32	30	6.5	42.1	44.7	(270)
10	Hilton Waikoloa Village	22	22	(1.6)	76	72	5.0	28.9	30.9	(200)
	Sub-total Top 10 Hotels	**$279**	**$271**	**2.5%**	**$891**	**$862**	**3.3%**	**31.2%**	**31.5%**	**(30) bps**
	Top 11-25 Comparable Hotels	**$80**	**$76**	**4.5%**	**$274**	**$268**	**2.7%**	**29.1%**	**28.6%**	**50 bps**
	All Other Comparable Hotels	**$26**	**$26**	**2.1%**	**$116**	**$116**	**2.7%**	**22.5%**	**22.6%**	**(10) bps**
	Non-Comparable Hotels[3]	$5	$29	(80.0)%	$44	$119	(63.5)%	13.4%	24.4%	(1,100) bps
	Total Consolidated Portfolio	**$390**	**$402**	**3.0%**	**$1,325**	**$1,365**	**(2.6)%**	**29.4%**	**29.6%**	**(20) bps**

(1) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2) Calculated based on unrounded numbers.
(3) Includes the Caribe Hilton and assets disposed of in 2018 and 2019.

33 |

PARK HOTELS & RESORTS

Acquisitions & Dispositions Hilton Sao Paulo Morumbi Caribe Hilton Hilton Miami Airport Blue Lagoon Acquisitions & Dispositions Hilton Sao Paulo Morumbi Caribe Hilton Hilton Miami Airport Blue Lagoon

Property Acquisitions and Dispositions

Property Dispositions

Hotel	Location	Month Sold	Room Count	Sales Price
2018 Dispositions:				
Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$ 62.2
Embassy Suites Portfolio - 3 Hotels	Domestic US	February 2018	676	95.8
UK Portfolio - 7 Hotels	United Kingdom	February 2018	1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin[1]	Berlin, Germany	May 2018	601	140.0
2018 Total			**3,193**	**$ 519.0**
2019 Dispositions:				
Pointe Hilton Squaw Peak Resort	Phoenix, Arizona	February 2019	563	$ 51.4
Hilton Nuremberg	Nuremberg, Germany	March 2019	152	17.5
Hilton Atlanta Aiport	Atlanta, Georgia	June 2019	507	101.0
Portfolio[2]		June 2019		
Hilton New Orleans Airport	New Orleans, Louisiana		317	48.0
Embassy Suites Parsippany	Parsippany, New Jersey		274	17.0
			591	65.0
2019 Total			**1,813**	**$ 234.9**
Grand Total			**5,006**	**$ 753.9**

(1) The unconsolidated hotel was sold for a total sales price of approximately $350 million, of which $140 million represents Park's pro rata share.
(2) Hotels were sold as a portfolio in the same transaction.

35 |

PARK HOTELS & RESORTS

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

Debt Summary

Fixed and Variable Rate Debt

(unaudited, dollars in millions)

Debt	Collateral	Interest Rate	Maturity Date	As of June 30, 2019
Fixed Rate Debt				
Mortgage loan	DoubleTree Hotel Spokane City Center	3.55%	October 2020	$ 12
Commercial mortgage-backed securities loan	Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel	4.11%	November 2023	725
Commercial mortgage-backed securities loan	Hilton Hawaiian Village Waikiki Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	165
Capital lease obligations		3.07%	2021 to 2022	1
Total Fixed Rate Debt		**4.16%[(1)]**		**2,178**
Variable Rate Debt				
Revolving credit facility[(2)]	Unsecured	L + 1.60%	December 2021[(3)]	—
Term loan	Unsecured	L + 1.55%	December 2021	750
Mortgage loan	DoubleTree Hotel Ontario Airport	L + 2.25%	May 2022[(3)]	30
Total Variable Rate Debt		**3.98%**		**780**
Less: unamortized deferred financing costs and discount				(9)
Total Debt[(4)]		**4.11%[(1)]**		**$ 2,949**

(1) Calculated on a weighted average basis.
(2) $1 billion available.
(3) Assumes the exercise of all extensions that are exercisable solely at Park's option.
(4) Excludes $234 million of Park's share of debt of its unconsolidated joint ventures.

37 |

PARK HOTELS & RESORTS

Definitions Hilton Orlando Bonnet Creek Hilton Hawaiian Village Waikiki Beach Resort New York Hilton Midtown Definitions Hilton Orlando Bonnet Creek New York Hilton Midtown Hilton Hawaiian Village Waikiki Beach Resort

Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisitions or dispositions expensed during the period; Severance expense; Share-based compensation expense; Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP. Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisition or disposition costs expensed during the period; Severance expense; Share-based compensation expense; Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP. PARK HOTELS & RESORTS 39 Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates.Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude:Gains or losses on sales of assets for both consolidated and unconsolidated investments;Gains or losses on foreign currency transactions;Transition expense related to the Company’s establishment as an independent, publicly traded company;Transaction costs associated with hotel acquisitions or dispositions expensed during the period;Severance expense;Share-based compensation expense;Casualty and impairment losses; andOther items that management believes are not representative of the Company’s current or future operating performance.Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP.

Definitions (cont’d) Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share - Diluted Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:   Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisitions or dispositions expensed during the period; Severance expense; Share-based compensation expense; Casualty gains or losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Definitions (cont’d) Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share - Diluted Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:Gains or losses on foreign currency transactions;Transition expense related to the Company’s establishment as an independent, publicly traded company;Transaction costs associated with hotel acquisitions or dispositions expensed during the period;Severance expense;Share-based compensation expense;Casualty gains or losses; and Other items that management believes are not representative of the Company’s current or future operating performance.

Definitions (cont’d) Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies. Net Debt to Pro-forma Adjusted EBITDA Ratio Net debt to Pro-forma Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Pro-forma Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Comparable Hotels The Company presents certain data for its consolidated hotels on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Of the 40 hotels that are consolidated as of June 30, 2019, 39 hotels have been classified as comparable hotels. Due to the effects of the hurricane at the Caribe Hilton in Puerto Rico and the continued effects from business interruption, the results from this property was excluded from comparable hotels in 2019. The Company’s comparable hotels also exclude the 12 consolidated hotels that were sold in January and February 2018, 1 consolidated hotel that was returned to the lessor after the expiration of the ground lease in December 2018 and 5 consolidated hotels that were sold in 2019. Definitions (cont’d) Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies.Net Debt to Pro-forma Adjusted EBITDA Ratio Net debt to Pro-forma Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Pro-forma Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.Comparable Hotels The Company presents certain data for its consolidated hotels on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Of the 40 hotels that are consolidated as of June 30, 2019, 39 hotels have been classified as comparable hotels. Due to the effects of the hurricane at the Caribe Hilton in Puerto Rico and the continued effects from business interruption, the results from this property was excluded from comparable hotels in 2019. The Company’s comparable hotels also exclude the 12 consolidated hotels that were sold in January and February 2018, 1 consolidated hotel that was returned to the lessor after the expiration of the ground lease in December 2018 and 5 consolidated hotels that were sold in 2019.

Definitions (cont’d) Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels. References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted. Pro-forma Certain financial measures and other information have been adjusted to reflect the effects of hotels disposed of during the periods presented. When presenting such information, the amounts are identified as “Pro-forma.” Definitions (cont’d) Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases.Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels.References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted.Pro-forma Certain financial measures and other information have been adjusted to reflect the effects of hotels disposed of during the periods presented. When presenting such information, the amounts are identified as “Pro-forma.”

Analyst Coverage Analyst Coverage Analyst Company Phone Email Shaun Kelley Bank of America (646) 855-100 shaun.kelley@baml.com Anthony Powell Barclays (212) 526-768 anthony.powell@barclays.com Neil Malkin Capital One Securities (571) 633-8191neil.malkin@capitalone.com Smedes Rose Citi Research (212) 816-624 smedes.rose@citi.com Chris Woronka Deutsche Bank (212) 250-9376 chris.woronka@db.com Richard Hightower Evercore ISI (212) 752-0886 rich.hightower@evercoreisi.com Stephen Grambling Goldman Sachs (212) 902-7832 stephen.grambling@gs.com Lukas Hartwich Green Street (949) 640-8780 lhartwich@greenst.com David Katz Jefferies (212) 323-3355 dkatz@jefferies.com Brandt Montour JP Morgan (212) 622-1111 brandt.a.montour@jpmorgan.com Brian Dobso Nomura/Instinet(212) 310-541 brian.dobson@instinet.com Bill Crow Raymond James (727) 567-2594 bill.crow@raymondjames.com Patrick Scholes SunTrust (212) 319-3915 patrick.scholes@suntrust.com Robin Farley UBS (212) 713-2060 robin.farley@ubs.com Jeff Donnell Wells Fargo (617) 603-4262 jeff.donnelly@wellsfargo.com